UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          -----------------------------

         Date of Report (Date of earliest event reported): June 5, 2007

                            HUB INTERNATIONAL LIMITED
             (Exact name of Registrant as specified in its charter)

                                     Canada
                 (State or Other Jurisdiction of Incorporation)

        1-31310                                        36-4412416
(Commission File Number)                 (I.R.S. Employer Identification Number)
                          -----------------------------

               55 East Jackson Boulevard, Chicago, Illinois 60604
                                 (877) 402-6601
                   (Address of principal executive offices and
                     telephone number, including area code)

                                       n/a
          (Former name or former Address, if changed since last Report)
                          -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))

Item 8.01.  Other Events.

     On June 5, 2007, Hub International Limited (the "Company") issued the press release attached hereto as Exhibit 99.1 in which the Company announced that the shareholders of the Company approved the proposed plan of arrangement pursuant to which funds advised by Apax Partners together with Morgan Stanley Principal Investments will acquire all of Hub's common shares for $41.50 per share in cash.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1    Press Release dated June 5, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 5, 2007

                                               HUB INTERNATIONAL LIMITED


                                               By:     /s/ Marianne D. Paine
                                                    ----------------------------
                                               Name:    Marianne D. Paine
                                               Title:   Chief Legal Officer